Exhibit 10.45.5
                                 Fifth AMENDMENT
                                     TO THE
                               PNM Resources, Inc.
                               Service Bonus Plan


         Effective as of October 23, 1984, Public Service Company of New Mexico ("PNM") established the Public Service Company of New Mexico Service Bonus Plan (the "Plan"). The Plan has been amended on four occasions. The Fourth Amendment to the Plan transferred sponsorship of the Plan from PNM to PNM Resources, Inc. (the "Company") and changed the name of the Plan to the "PNM Resources, Inc. Service Bonus Plan." The purpose of this Amendment is to make certain provisions of the Plan more consistent with the other benefit plans and programs sponsored by the Company.

         1. This Amendment shall be effective as of date set forth below, unless otherwise specified herein.

         2. This Amendment amends only the provisions of the Plan as set forth herein. Those provisions not expressly amended by this Amendment shall continue in full force and effect.

         3. Section 3.21 (Plan Administrator) of the Plan is hereby amended in its entirety to read as follows:

                  3.21 "Plan Administrator" means the PNM Resources, Inc. Benefits Governance Committee or other such person or committee designated by the Company as the Plan Administrator.

         4. Section 6.02 (Company Liability) of the Plan is hereby amended and restated in its entirety to read as follows:

                  6.02 Company Liability. The Company shall create and credit to a special account on its books such amounts as may be necessary to effectuate and maintain the Plan on a sound actuarial basis. At its own discretion, the Company may purchase such insurance or annuity contract or other types of investments, as the PNM Resources, Inc. Corporate


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         Investment Committee deems desirable in order to accumulate the necessary funds to provide for the future benefit payments under the Plan. Notwithstanding anything to the contrary herein, the Company shall be under no obligation to fund in advance the benefits provided under this Plan nor shall the investment of Company funds credited to a special account established hereunder be restricted in any way and such funds shall be available for any purpose the Company may choose.

         5. Section 6.04 (Change in Control) of the Plan is hereby amended in its entirety to read as follows:

                  6.04 Change in Control. As a condition to the closing of a "Change in Control" transaction (as defined in the PNM Resources, Inc. Officer Retention Plan, as it may be amended from time to time), the Company shall fully fund the Public Service Company of New Mexico and Paragon Resources, Inc. Deferred Compensation Trust Agreement and the Trust Agreement between PNM Resources, Inc. Deferred Compensation Trust Agreement and the Trust Agreement between PNM Resources, Inc. and Fiduciary Trust International of Delaware (commonly known as the "Rabbi Trusts"), which provide a funding mechanism for certain plans sponsored by the Company or its affiliates.

         6. Section 8.01 of the Plan is hereby amended in its entirety to read as follows:

                  8.01 Administration of Plan. The Board of Directors hereby vests the Plan Administrator with all powers and authority necessary to administer the Plan as herein provided, and with the authority to make such rules and regulations of uniform application as the Plan Administrator may deem necessary to carry out the provisions of the Plan. The Plan Administrator shall have the exclusive right to interpret the provisions of the Plan and to determine any questions arising thereunder or in connection with the administration thereof. Any decision or action of the Plan Administrator shall be conclusive and binding upon all Participating Employees and Beneficiaries. The Plan Administrator may delegate some (or all) of its authority hereunder to the organizational unit of the Company responsible for administering benefits programs (the "Benefits Department"). The Plan Administrator also may engage agents and obtain other assistance from the Company, including Company counsel. The Plan Administrator shall not be responsible for any action taken or not taken on the advice of legal counsel. The Plan Administrator is given specific authority to allocate and revoke responsibilities among its members or designees. When the Plan Administrator has allocated authority pursuant to the foregoing, the Plan Administrator shall not be liable for the acts or omissions of the party to whom such responsibility has been allocated, except to the extent provided by law.

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         7.       Article VIII (Plan Administration) of the Plan is hereby
amended by adding the following Section 8.03 to the end thereof:

                  8.03   Claims Procedure.

                  8.03.1 Review. If a Participant, beneficiary or any other person (all of whom are referred to in this Section as a "Claimant") is dissatisfied with the determination of his benefits, eligibility, participation, service or any other right or interest under this Plan, the Claimant may file a written request with the Benefits Department in a manner prescribed by the Benefits Department. The Benefits Department will notify the Claimant of the disposition of the claim within ninety
         (90) days after the request is filed with Benefits Department. The Benefits Department may have an additional period of up to ninety (90) days to decide the claim if the Plan Administrator determines that special circumstances require an extension of time to decide the claim and the Benefits Department advises the Claimant in writing of the need for an extension (including an explanation of the special circumstances requiring the extension) and the date on which the Benefits Department expects to decide the claim. If, following the review, the claim is denied, in whole or in part, the notice of disposition shall set forth:

                         (a) the specific reason(s) for denial of the claim;

                         (b) reference to the specific Plan provisions upon which the determination is based;

                         (c) a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary;

                         (d) an explanation of the Plan's appeal procedures, and an explanation of the time limits applicable to the Plan's appeal procedures, including a statement of the Claimant's right to bring a civil action under Section 502(a) of the Employee Retirement Income Security Act of 1974, as it may be amended from time to time (the "Act").

                  8.03.2   Appeal Of Adverse Benefit Determination.

                         (a) Within sixty (60) days after receiving the written notice of the disposition of the claim described in Section 8.03.1, the Claimant, or the Claimant's authorized representative, may appeal such denied claim. The Claimant may submit a written statement of his claim (including any written comments, documents, records and other information relating to the claim) and the reasons for granting the claim to the Benefits Governance Committee. The Benefits Governance Committee shall have the right to request of and receive from the Claimant such additional information, documents or other evidence as the

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        Benefits Governance Committee may reasonably require. If the Claimant does not request an appeal of the denied claim within sixty (60) days after receiving written notice of the disposition of the claim as described in Section 8.03.1, the Claimant shall be deemed to have accepted the disposition of the claim and such written disposition will be final and binding on the Claimant and anyone claiming benefits through the Claimant, unless the Claimant shall have been physically or mentally incapacitated so as to be unable to request review within the sixty (60) day period. The appeal shall take into account all comments, documents, records and other information submitted by the Claimant relating to the claim, without regard to whether such documents, records or other information were submitted or considered in the initial benefit determination or the initial review.

                         (b) A decision on appeal to the Benefits Governance Committee shall be rendered in writing by the Benefits Governance Committee ordinarily not later than sixty (60) days after the Claimant requests review. A written copy of the decision shall be delivered to the Claimant. If special circumstances require an extension of the ordinary period, the Benefits Governance Committee shall so notify the Claimant of the extension with such notice containing an explanation of the special circumstances requiring the extension and the date by which the Benefits Governance Committee expects to render a decision. Any such extension shall not extend beyond sixty (60) days after the ordinary period. The period of time within which a benefit determination on review is required to be made shall begin at the time an appeal is filed in accordance with the provisions of Section 8.03.2(a) above, without regard to whether all the information necessary to make a decision on appeal accompanies the filing.

                           If the appeal to the Benefits Governance Committee is denied, in whole or in part, the decision on appeal referred to in the first sentence of this Section 8.03.2(b) shall set forth:

                           (i) the specific reason(s) for denial of the claim;

                           (ii) reference to the specific Plan provisions upon which the denial is based;

                           (iii) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits; and

                           (iv) a statement of the Claimant's right to bring a civil action under Section 502(a) of the Act.

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                  8.03.3 Special Rules For Disability Claims. Claims involving a determination of disability shall be administered in accordance with this Section 8.03 except as otherwise provided in this Section 8.03.3.

                           (a) Special Timing Rules. With respect to Section
        8.03.1 above, the Benefits Department will notify the Claimant of the disposition of the claim within forty-five (45) days after the request is filed with the Benefits Department. This forty-five (45) day period may be extended by the Benefits Department for up to thirty (30) days, provided that the Benefits Department both determines that such an extension is necessary due to matters beyond the control of the Benefits Department and notifies the Claimant, prior to the expiration of the initial forty-five (45) day period, of the circumstances requiring the extension and the day by which it expects to render a decision. If, prior to the end of this thirty (30) day extension period, the Benefits Department determines that, due to matters beyond the control of the Plan, a decision cannot be rendered within such extension period, the period for making the determination may be extended for up to an additional thirty (30) days, provided that the Benefits Department notifies the Claimant prior to the expiration of the first thirty (30) day extension period of the circumstances requiring the extension and the date as of which it expects to render a decision. In addition, for purposes of paragraph 8.03.2(a) above, the number sixty (60) shall be replaced with the number one hundred eighty (180). For purposes of paragraph 8.03.2(b) above, the number sixty (60) shall be replaced with the number forty-five (45).

                           (b) Special Information Rules. With respect to Sections 8.03.1 and 8.03.2, notice of the denial of a claim for disability benefits shall set forth the following additional information:

                           (i) A statement whether any internal rule, guideline, protocol or other similar criterion was relied upon in denying the claim, and if so, that such internal rule, guideline, protocol or other similar criterion will be provided free of charge upon request;

                           (ii) A statement that the Claimant is entitled to receive, upon request and free of charge, the names of any experts whose advice was sought with respect to the claim without regard to whether the advice was relied upon in deciding the appeal;


                           (iii) A statement that the Claimant is entitled to receive, upon request and free of charge, an explanation of any medical and/or vocational findings, if the denial was based, in whole or in part, on such findings;

                           (iv) The following statement: "You and your plan may have other voluntary alternative dispute resolution options such as mediation. One way to find out what may be available is to contact your local U.S. Department of Labor Office and your State insurance regulatory agency"; and

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                           (v) A statement describing any voluntary appeal
        procedures offered by the Plan and the Claimant's right to receive information about such voluntary procedures.

                           (c) Special Appeal Consultation Rules. If an appeal is based in whole or in part on a medical judgment, a health care professional who has appropriate training and experience in the field of medicine involved in the medical judgment, other than the health care professional who was consulted in connection with the initial benefit determination or a subordinate of such health care professional, must be consulted.

                           (d) No Deference To Original Decision. A decision on an appeal shall not afford deference to the initial adverse benefit determination and must be conducted by an appropriate named fiduciary of the Plan who is neither the individual who made the adverse benefit determination that is the subject of the appeal, nor the subordinate of such individual.

                  8.03.4 Right To Examine Plan Documents And To Submit Materials. In connection with the determination of a claim, or in connection with review of a denied claim or appeal pursuant to this
         Section 8.03, the Claimant may examine this Plan and any other pertinent documents generally available to Participants relating to the claim and may submit written comments, documents, records and other information relating to the claim for benefits. The Claimant also will be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits with such relevance to be determined in accordance with Section 8.03.5.

                  8.03.5 Relevance. For purpose of this Section 8.03, documents, records, or other information shall be considered "relevant" to a Claimant's claim for benefits if such documents, records or other information:

                           (a) were relied upon in making the benefit determination;

                           (b) were submitted, considered, or generated in the course of making the benefit determination, without regard to whether such documents, records or other information were relied upon in making the benefit determination; or

                           (c) demonstrate compliance with the administrative processes and safeguards required pursuant to this Section 8.03 regarding the making of the benefit determination.

                           (d) Decisions Final; Procedures Mandatory. To the extent permitted by law, a decision on review or appeal shall be binding and conclusive upon all persons whomsoever. To the extent permitted by law, completion of the claims procedures described in this
         Section 8.03 shall be a mandatory precondition that must be complied with prior to commencement of a legal or equitable action in connection

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         with the Plan by a person claiming rights under the Plan or by another person claiming rights through such a person. The Benefits Governance Committee may, in its sole discretion, waive these procedures as a mandatory precondition to such an action.

                           (e) Time For Filing Legal Or Equitable Action. Any legal or equitable action filed in connection with the Plan by a person claiming rights under the Plan or by another person claiming rights through such a person must be commenced not later than the earlier of:
         (i) the shortest applicable statute of limitations provided by law; or
         (ii) two years from the date the written copy of the Benefits Governance Committee's decision on review is delivered to the claimant in accordance with Section 8.03.2(b), as modified by Section 8.03.3(a), as applicable.

         IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of this _9th_ day of December, 2003.


                                    PNM RESOURCES, INC.


                                    By:      /s/  Alice A. Cobb
                                       -----------------------------------------
                                          Its:   Senior Vice President,
                                       -----------------------------------------
                                            People Services & Development
                                       -----------------------------------------

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